[LETTERHEAD OF ROBB, DIXON, FRANCIS, DAVIS, ONESON & CO.]



                               January 25, 1999




VIA EDGAR
---------

U.S. Securities and Exchange Commission
Attn:  Filing Desk
450 Fifth Street, N.W.
Washington, D.C.  20552

            Re:   Grand Central Financial Corp,.
                  601 Main Street, Wellsville, Ohio 43968
                  Form 8-K, dated January 15, 1999
                  Commission File Number 333-64089

Dear Sirs:

      This is to inform you that we agree with Item 4 of the Form 8-K for Grand Central Financial Corp. As noted above.

      There were no disagreements with Grand Central Financial Corp. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

                                    Sincerely,



                                    /s/ Robert E. Dixon
                                    -------------------
                                    Robert E. Dixon
                                    President


cc:   Grand Central Financial Corp.